UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2015

Bigfoot Project Investments Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-186706	45-3942184
(State of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

570 El Camino Real NR-150 Redwood City, CA	94063
(Address of principal executive offices)	(Zip Code)

(415) 518-8494
(registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On March 20, 2015 Sara Jenkins resigned from all officer and director positions with the company. Dennis Kazubowski will act as Secretary, Treasure and CFO until the next election of officers.

Mr. Kazubowski’s resume is attached hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

a. None

b. Exhibits

Number

Exhibit

99.1

Resume

99.2

Resignation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2015	By:	Bigfoot Project Investments Inc. /s/ Tom Biscardi
Tom Biscardi
Chief Executive Officer
(Principal Executive Officer and duly authorized signatory)